UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2019

THE ONE GROUP HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001‑37379	14‑1961545
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1624 Market Street,  Suite 311

Denver,  Colorado 80202

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 624‑2400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communication pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communication pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	STKS	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b‑2 of the Securities Exchange Act of 1934 (17 CFR §240.12b‑2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions.

On November 7, 2019, The ONE Group Hospitality, Inc. (the “Company”) issued a press release announcing certain financial results for the third quarter ended September 30, 2019. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 1, 2019, the Compensation Committee (the “Committee”) and the Board of Directors (the “Board”) of the Company approved special transaction bonus payments to certain employees, including the Chief Executive Officer and the Chief Financial Officer, in connection with the successful completion of the purchase of Kona Grill, Inc. (“Kona Grill”) and the related credit financing with Goldman Sachs Bank USA. The Committee and Board determined to pay the special transaction bonuses after reviewing (a) the expected contribution of the Kona Grill to the Company’s consolidated financial results and the expected acceleration in the Company’s growth from the acquisition, (b) the Company’s existing targeted bonus structure, including the focus on EBITDA growth and other financial measures, (c) the efforts put forth by Company executives and other personnel to successfully complete the acquisition and refinancing in a short time frame while continuing to manage the Company’s core business, and (d) typical bonus amounts paid following acquisitions in comparable situations.

The value of the special transaction bonuses that will be paid to the Chief Executive Officer and Chief Financial Officer are as follows:

$250,000         Emanuel “Manny” Hilario, Chief Executive Officer

$50,000           Tyler Loy, Chief Financial Officer

Half of Mr. Hilario’s award will be paid in cash and half will be paid in stock (42,088 shares). The determination to pay a portion of Mr. Hilario’s in stock was made to further align his interests with those of stockholders generally, and to provide an incentive to him to continue to drive the Company’s success and raise the value of the Company’s stock. Mr. Loy’s bonus will be paid fully in cash.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits. The following exhibits are being filed herewith:

99.1	Press Release dated November 7, 2019

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2019	THE ONE GROUP HOSPITALITY, INC.

	By:	/s/ Tyler Loy
	Name:	Tyler Loy
	Title:	Chief Financial Officer